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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT

     AGREEMENT, made as of the 23rd day of April, 1999, by and between Metris Companies Inc., a corporation organized and existing under the laws of Delaware (the "Company") and Rakesh K. Kaul ("Kaul").

     WHEREAS, the Company, Fingerhut Companies Inc. and Kaul have previously entered into a Settlement Agreement dated October 18, 1996 (the Settlement Agreement"), which provides, in pertinent part, that the Company agrees to permit registration of all of the remaining shares of common stock of the Company owned by Kaul (the "Securities") by way of a piggyback registration with any future or contemplated additional offering by the Company with respect to one registration statement and that Kaul will under no circumstances have any demand registration rights;

     WHEREAS, the Company and Kaul desire to modify the terms of Section 1(c) of the Settlement Agreement with respect to registration rights and certain other matters; and

     WHEREAS, Kaul acknowledges the existence of certain registration rights granted to certain investors affiliated with Thomas H. Lee Company (the "Lee Investors") pursuant to the Registration Rights Agreement dated as of December 9, 1998, by and between the Company and the Lee Investors (the " Lee Registration Rights Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1.   Certain Definitions. As used in this Agreement, the following terms
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shall have the following respective meanings:

     "Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

     "Common Stock" means the common stock of the Company.

     "Company" means Metris Companies Inc., a Delaware corporation, and its successors and assigns, including any successors by merger.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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     "Holder" means Rakesh K. Kaul.

     "Kaul Securities" means (i) the 96,125 shares of Common Stock issuable pursuant to the exercise of a fully vested option granted to Kaul under the Settlement Agreement at a price of $2.76 per share, and (ii) any Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event.

     "Registrable Securities" means the Kaul Securities.

     The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

     2.   Registration Rights. (a) In no event later than June 30, 1999, the
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Company shall file with the Commission a registration statement on Form S-3 (or any successor form to Form S-3) for a public resale offering of the Registrable Securities of the Holder and shall use its reasonable best efforts to cause such registration statement to become and remain effective for the period ending on the date the resale of all shares registered thereunder is complete or until June 30, 2001, whichever shall first occur. If for any reason the Company is not eligible to file such registration statement on Form S-3 (or any successor form to Form S-3), the Company shall effect such registration using such form as the Company is then eligible to use.

          (b) In the case of any registration pursuant to this Section 2, the Company shall keep Kaul, through his counsel, (Scott Miller), advised of the initiation and completion of such registration. The Company will promptly:

          (i) Prepare and file with the Commission the registration statement described in Section 2(a) above and thereafter use reasonable best efforts to cause such registration statement to become effective;

          (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectuses used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (iii) Furnish to Kaul such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of the securities covered by such registration statement;

          (iv) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Kaul provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a

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general consent to service of process in any such states or jurisdictions;

          (v) Notify Kaul at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vi) Cause all such shares of Registrable Securities to be listed on each securities exchange or market system on which similar securities issued by the Company are then listed; and

          (vii) Provide a transfer agent and registrar for all such shares of Registrable Securities not later than the effective date of such registration statement.

          (c) Kaul shall provide the Company with all necessary and reasonable assistance in the preparation and filing of the registration statement required to be prepared and filed by the Company and all other obligations of the Company under this Section 2.

          (d) The Company shall have the right, upon the advice of the Board of Directors of the Company (the "Board"), upon giving written notice to Kaul of the exercise of such right, to require Kaul not to sell any shares pursuant to the registration statement filed pursuant to Section 2 for a period (as determined in good faith by the Board) from the date on which such notice is given (a "black-out period"), if (i)(A) the Company is engaged in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (as reasonably determined by the Board) (any such negotiation, step, event or state of facts being herein called "Material Activity"), (B) in the reasonable judgment of the Board, after consultation with and acting upon the written advice of outside counsel, disclosure of such Material Activity would be necessary or advisable under applicable securities laws and (C) such disclosure would, in the reasonable judgment of the Board, be adverse to the interests of the Company, or (ii) the Board, in its reasonable judgment, after consultation with and acting upon the written advice of outside counsel, deems it necessary to file a post-effective amendment to such registration statement or to prepare a supplement to, or otherwise amend, the form of prospectus contained therein. During any such black-out period, Kaul agrees not to sell any Registrable Shares under such registration statement for such period of time as the Board, acting on the written advice of outside counsel, may in good faith deem advisable; provided, however, that no single black-out period will be longer than sixty (60) calendar days and, in the aggregate, all black-out periods in any twelve (12) month period shall not include more than one hundred twenty (120) calendar days; provided, further, however, that no black-out period may be imposed by the Company during the first thirty calendar days after the effectiveness of the registration statement filed pursuant to Section 2. The period of effectiveness

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of any registration statement in effect at the time of a black-out period and the termination period under Section 7 shall be extended for a period equal to the black-out period.

     3.   Acknowledgment. Kaul hereby acknowledges and agrees that (i) under the
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Lee Registration Rights Agreement, the Company has the obligation to register certain securities of the Company and (ii) the Registrable Securities shall not be included in any underwritten offering of all or a portion of the securities to be sold by the Lee Investors (or their assignees) initiated solely by the Lee Investors without the consent of the Lee Investors.

     4.   Public Offering.  At the written request of Kaul, and with the
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permission of the Lee Investors and in accordance with the requirements and limitations of the Lee Investors Registration Rights Agreement, all or any portion of the Registrable Securities may be distributed by means of an underwriting; provided that such right may be exercised by Kaul no more than once and provided further that Kaul agrees to sell his Registrable Securities to the underwriters on substantially the same terms as the Lee Investors (with such exceptions as are herein provided). Any underwritten offering would be subject to cut-back in accordance with the provisions of the Lee Investors Registration Rights Agreement and any underwriter or underwriters would be selected pursuant to the Lee Investors Registration Rights Agreement. Notwithstanding the rights of Kaul set forth in this Section 4 above, Kaul will have the right to sell Kaul Securities pursuant to a distribution which does not involve an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), such as an agented offering, block trade, or other non-underwritten offering, without the participation of the Lee Investors and may select the broker or placement agent for such agented offering; provided, however, that (i) each broker or agent so selected shall be reasonably acceptable to the Company (ii) the offering shall be subject to any black-out period as provided in Section 2(d) hereof and (iii) no more than one non-underwritten offering can be made by Kaul. Kaul shall give the Company written notice of any intent to utilize the shelf registration to make an agented offering or block trade and following receipt of such notice, the Company shall promptly undertake any procedures required by Section 2(b) hereof to permit Kaul to make the offering.

     5.   Indemnification. (a) The Company agrees to indemnify and hold harmless
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Kaul, to the extent permitted by law, against all damages caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Kaul expressly for use therein or by Kaul's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Kaul with a sufficient number of copies of the same.

          (b) In connection with any registration statement in which Kaul is participating, Kaul will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and,

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to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against all damages resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Kaul specifically for use in such registration statement; provided that the obligation to indemnify will be several, not joint and several, among all sellers named in the registration statement and the liability of each such seller will be in proportion to and limited to the net amount received by such seller from the sale of Common Stock, pursuant to such registration statement.

          (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any consent to the entry of any judgment or any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party.

     6.   Current Public Information. Until all shares of Registrable Securities
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subject to this Agreement have been sold, the Company will timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable Kaul to sell his shares pursuant to Rule 144 under the Securities Act and pursuant to Form S-3 or similar registration form hereunder adopted by the Commission. Upon written request, the Company will deliver to Kaul a written statement as to whether it has complied with such requirements.

     7.   Termination of Registration Rights.  Notwithstanding the foregoing
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provisions of this Agreement, and subject to extension as provided in Section
2(d), the Company's obligations pursuant to Section 2 shall terminate, on June 30, 2001 or, if earlier, at the time Kaul (i) is not an

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affiliate of the Company and has not been so for the ninety (90) consecutive days prior to the date of determination and (ii) may sell all of his shares of Common Stock in compliance with Rule 144 (other than pursuant to Rule 144(k)) in a single 90-day period under the Securities Act.

     8.   Expenses. The Company shall pay all general out-of-pocket costs in
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connection with any registration pursuant to this Agreement, subject to the exceptions herein set forth. The costs and expenses of any such registration shall include, without limitation, the fees and expenses of the Company's counsel and its accountants and all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent, expenses of all marketing and promotional efforts requested by the managing underwriter and all other costs and expenses of complying with the foregoing provisions hereof with respect to such registration; but shall not include the registration and filing fees attributable to the Kaul Securities or out-of-pocket expenses directly attributable to the sale of the Kaul Securities (such as a prospectus supplement relating solely to the Kaul Securities) which will be paid or reimbursed to the Company by Kaul. In addition, Kaul will pay or reimburse the Company an amount equal to 2% of all general out-of pocket costs incurred by the Company directly in connection with a registration under Section 2, which shall not include costs which the Company would normally incur notwithstanding the registration. The Company shall not be responsible for paying the fees and expenses of counsel to Kaul or any underwriting commission or discount, selling agent or similar fees relating to Securities sold by Kaul. The Company shall not have any obligation to implement the provisions of this Agreement unless Kaul shall have deposited with the Company prior to the filing of the registration statement the sum of $5,000 as a credit against any fees or expenses due to be paid or reimbursed by Kaul. If the costs to be paid by Kaul are less than $5,000, the remaining balance shall be promptly refunded to him. If such expenses are more than $5,000, Kaul will promptly reimburse the Company after receipt of the invoice.

     9.   Listing Application. If shares of any class of stock of the Company
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shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Investor.

     10.  Damages. The Company recognizes and agrees that Kaul may not have an
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adequate remedy if the Company fails to comply with the provisions of this
Agreement, and that damages may not be readily ascertainable, and the Company expressly agrees that in the event of such failure Kaul shall be entitled to seek specific performance of the Company's obligations hereunder (in addition to being entitled to seek damages) and that the Company will not oppose an application seeking such specific performance.

     11.  Representations and Warranties of the Company. The Company represents
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and

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warrants to Kaul as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government by which the Company or any of its properties or assets is bound, the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     12.  Miscellaneous.
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          (a) Kaul hereby releases and forever discharges the Company and its officers, directors, employees, shareholders, agents, attorneys, representatives and assigns, of and from any and all claims, demands, causes of action, attorneys' fees, expenses and all other liability of any kind or nature whatsoever, direct or indirect, known or unknown, whether in law or equity, contract, tort or otherwise, or pursuant to statute, which Kaul now has or may have, arising out of Section 1(c) of the Settlement Agreement and matters relating thereto. The Company hereby releases and forever discharges Kaul, his attorneys, heirs and assigns of and from any and all claims, demands, causes of action, attorneys' fees, expenses and all other liability of any kind or nature whatsoever, direct or indirectly, known or unknown, whether in law or equity, contract, tort or otherwise or pursuant to statute, which the Company now has, or may have, arising out of Section 1(c) of the Settlement Agreement and matters relating thereto.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as set forth on Schedule I attached hereto.
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          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

          (d) This Agreement supersedes and replaces Section 1(c) of the Settlement Agreement. This Agreement may not be amended or modified or assigned, and no provision hereof may be waived, without the written consent of the Company and Kaul.

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          (e) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the signatories hereto as of the date and year first above written.


                                    METRIS COMPANIES INC.



                                    By /s/ Ronald N. Zebeck
                                      ---------------------------------


                                    /s/ Rakesh K. Kaul
                                    -----------------------------------
                                     Rakesh K. Kaul

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SCHEDULE I

Company
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Metris Companies Inc.
600 South Highway 169
Suite 1800
St. Louis Park, MN 55426
Attn: Z. Jill Barclift
Fax: 612-525-5098

Kaul
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Mr. Rakesh K. Kaul
53 Huyler Landing Road
Cresskill, New Jersey 07266
Fax: 201-541-0248

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